UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2022

RumbleOn, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-38248	46-3951329
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

901 W. Walnut Hill Lane	75038
Irving, Texas	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code (214) 771-9952

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.001 par value	RMBL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

RumbleOn, Inc. (the “Company” or “RumbleOn”) is reporting that the filing of its Annual Report on Form 10-K for the year ended December 31, 2021 (the “Form 10-K”) will occur after March 31, 2022 as the Company continues its first-year 404(b) assessment of internal control over financial reporting. The Company’s review of internal control has identified material weaknesses in its control environment, however neither the delay in filing nor the identified material weaknesses have had, nor are they expected to have, an impact on RumbleOn’s previously reported financial results for the quarterly period and year-ended December 31, 2021. Furthermore, RumbleOn has performed additional analyses and other procedures to allow management to conclude that its previously reported financial results fairly present, in all material respects, the Company’s financial condition and results of operations as of and for the quarterly period and year ended December 31, 2021.

The Company can provide no assurance that a change to the previously reported financial information will not be required in the Form 10-K when filed or that the Company will not identify other material weaknesses as it finalizes its internal control assessment. The Company continues working diligently to complete its internal control assessment and will file its Form 10-K as soon as practicable.

Forward-Looking Statements

This report may contain "forward-looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995 (PSLRA), which statements may be identified by words such as "expects," "projects," "will," "may," "anticipates," "believes," "should," "intends," "estimates," and other words of similar meaning. These statements include, but are not limited to, statements that the material weaknesses in the Company’s control environment are not expected to have an impact on the Company’s previously reported financial results for the quarterly period and year-ended December 31, 2021. Readers are cautioned not to place undue reliance on these forward-looking statements, which are based on our expectations as of the date of this report and speak only as of the date of this report and readers are further advised that the Company can provide no assurance that the previously reported financial results for the quarterly period and year-ended December 31, 2021 will not change as a result of the Company’s delay in filing its Form 10-K, the ongoing assessment of internal control over financial reporting, or otherwise. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUMBLEON, INC.

Date: March 31, 2022	By:	/s/ Marshall Chesrown
Marshall Chesrown
Chief Executive Officer

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